DF DENT PREMIER GROWTH FUND

SUPPLEMENT DATED JULY 1, 2011 TO THE PROSPECTUS DATED NOVEMBER 1, 2010, AS SUPPLEMENTED APRIL 4, 2011

The section of the Prospectus on page 6 entitled “Purchase and Sale of Fund Shares” is replaced with the following:

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling (866) 233-3368 (toll free) or writing to the Fund at DF Premier Growth Fund, P.O. Box 588, Portland, Maine 04112.   You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

The sub-section of the Prospectus on page 17 entitled “Minimum Investments” in the section entitled “Buying Shares” is replaced with the following:

Minimum Investments.  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$500
Retirement Accounts	$2,500	$500

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts (“IRA”) in order to meet minimum investment amounts.

For more information, please contact Atlantic Fund Services, the Fund’s Transfer Agent, toll free at (866) 233-3368.

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PLEASE RETAIN FOR FUTURE REFERENCE.